UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2016

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 8.01           Other Events

As more fully described in the attached press release as of July 20, 2016, the Board of Directors of ACNB Corporation declared the regular quarterly cash dividend for the Third Quarter of 2016 on July 19, 2016.  The cash dividend of $0.20 per share is payable on September 15, 2016, to shareholders of record on September 1, 2016.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The information furnished under this Item 8.01 of this Current Report on Form 8-K shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934.

ITEM 9.01           Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated July 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: July 20, 2016	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President/ Secretary & Chief Governance Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Press release dated July 20, 2016.